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                                                                 EXHIBIT 99.1




    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.




In connection with the Annual Report of Hayes Lemmerz International, Inc. Retirement Savings Plan (the "Plan") on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kurt M. Suckow, Plan Administrator of the Plan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


/s/ Kurt M. Suckow
-------------------------------

Kurt M. Suckow
Plan Administrator
June 30, 2003



A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request. This certification accompanies the Annual Report of the Plan on Form 11-K for the period ending December 31, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Plan for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.